 Cantel Medical Corp. (NYSE: CMN) Dedicated to Infection Prevention & Control 11-17-2009 FORWARD LOOKING STATEMENT This presentation contains forward-looking statements. All forward-looking statements involve risks and uncertainties, including, without limitation, the risks detailed in the Company’s filings and reports with the Securities and Exchange Commission. Such statements are only predictions, and actual events or results may differ materially from those projected. CROSSTEX

Cantel Medical Corp. $260M NYSE Leader in Infection Prevention & Control Expanding Global Awareness and Sensitivity to Infection Risk Large, growing market H1N1 (“Swine” Flu), MRSA, Staph Infections,... Leader in Infection Prevention & Control Niche Markets Medical device reprocessing, water purification and healthcare disposables Well balanced portfolio of synergistic products sold into numerous markets Recession buffered products 75% recurring revenue Disposables, disinfection/sterilization chemistries and service 13 synergistic acquisitions completed to shift product mix since 2001 Substantially higher EBITDA, EPS and cashflow Operating excellence including cost control, cost reductions and manufacturing efficiencies (including new MRP implementations) Focus on higher margin consumables and chemistries Sales and marketing investments across the board Specifically built direct U.S. hospital sales and service force in endoscope reprocessing PRODUCTS PERFORMANCE

Cantel Medical Corp. $260M NYSE Leader in Infection Prevention & Control Significant upside growth opportunities Leverage our capabilities in high-value liquid chemical germicides and filters Organic and licensed R&D pipeline Major push in FY’10 in chemistry development within and outside core business Accelerate growth in FY’11 and beyond with higher growth, higher margin, higher tech product innovations New markets - alternate channels Continue acquisition program using our strong balance sheet Proven integration model from product lines to standalone businesses Robust acquisition pipeline Solid manufacturing expertise in equipment, chemistries, & disposables All within the FDA, EPA, and international body regulatory environments Leveraged across all business units Highly experienced management team Significant insider (28%) and institutional ownership (49%) PROSPECTS PEOPLE

4 Cantel Medical Corp. $33B Global Infection Prevention & Control Market Global IP&C Market (2006 US$M) U.S. Infection Prevention & Control Market (US$B) Forecast CAGR% 2006-2016 = 3.9% Infections in Medical Facilities are a Rapidly Growing Problem Annually, 2.3 Million People Acquire Infections in U.S. Medical Facilities and 99,000 Die From Those Infections1 -- More Than AIDS, Breast Cancer, and Traffic Accidents Combined Adds as much as $20 Billion in U.S. healthcare costs1 and $5.5 Billion in Insurance Costs1 Growing awareness of infection risk in professional and consumer psyche H1N1 (“Swine” Flu), MRSA, C-Diff, Staph Infections, etc 1 Donald Wright M.D., M.P.H., Principal Deputy Assistant Secretary for Health, U.S. Department of Health and Human Services, December 2008. Centers for Disease Control and Prevention (CDC) as cited in Healthcare Purchasing News, November 2005, Vol.29, No.11. and “A systematic audit of economic evidence linking nosocomial infections and infection control interventions: 1990-2000”, Patricia Stone, RN, PhD. Data Source: Freedonia Market Research. 2009F Japan $2,040 6% Other Asia/Pac $2,110 7% Rest of the World $2,970 9% Canada & Mexico $920 3% United States $13,840 45% Western Europe $7,690 24% China $2,040 6% $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 $20.0 $22.0 US$ Billions 2001 2006 2011 2016 Consumables & Disposables Equipment Services

Cantel Medical Corp.

Niche Orientation of Infection Prevention & Control Markets

1 Disinfectants & Cleaners
- Brushes
- Dispensers
- **Enzymatic cleaners**
- **Medical device disinfectants**
- **Surface disinfectants**
- **Wipes**

2 Disposables
- Disposable kits / trays
- **Disposable medical products**
- Disposable surgical products

3 Masks / Headwear
- **Face shields**
- **Masks**
- Nurse/MD/Surg/Lab Hats
- **Protection goggles**
- Respirators
- Wrap around lenses

4 Air & Water Quality
- Air filtration systems
- Germicidal air cleaners
- Negative pressure isolation
- Smoke evacuators
- Toxic gas detection systems
- **Water purification systems**

5 Protective Apparel
- **Aprons / bibs / arm protectors**
- **Gloves**
- Lab gowns
- Overshoes / coated boots
- Shirt jackets
- Surgical gowns

6 Sterilization
- Autoclaves
- Chemical sterilizers
- EtO sterilizers
- Low temperature sterilizers
- Medical device drying cabinets
- **Medical device reprocessing**
- Steam sterilizing units
- Sterilization containers
- **Sterilization packaging**
- Washers / decontaminators

7 Drapes & Barrier Products
- Antimicrobial linens
- Fluid control drapes
- General purpose drapes
- Surgical drapes

8 Hand Hygiene
- Automated hand washers
- Hand cleaners / soaps
- **Hand sanitizers (waterless)**

9 Wound Care & Closures
- Adhesives / adhesive removers
- Antimicrobial dressings
- Dressings
- Drains / suction
- Hydrogel adhesive dressings
- Silver bandages / dressings
- Surgical site skin prep

10 Needles / Sharps / Transport
- Antimicrobial catheters
- Blood pressure cuff covers
- Catheter securement devices
- Dispenser boxes
- Needle protection devices
- Safety I.V. catheters
- **Specimen transport bags**

11 Quality Control & Testers
- Biological indicators
- Chemical integrators
- EtO monitors
- Glutaraldehyde monitors
- Respirator fit testers
- Sterility assurance products

12 Fluid / Temperature/ Positioning
- Filtration systems
- Fluid control systems
- Fluid warming systems
- Forced air warming
- Patient positioning
- Pressure mgmt systems
- Temperature mgmt kits

13 Medical Waste & Cleaning Equipment
- Antimicrobial casters
- Cleaning carts
- Decontamination equip
- Infectious waste bags
- Microfiber mops
- Room decontaminators
- Sharps containers
- Solidifiers
- Spill kits
- Suction canister systems
- Waste management systems

14 Environmental
- Antimicrobial paint
- Containment systems
- Washable keyboards
- Pest management

15 Surveillance / Software / Education
- Alert systems
- Handwashing
- Surveillance software
- **Training**
- Rapid MRSA diagnostics

(highlighted) Indicates Cantel product offering

5

Cantel Medical Corp.

Three Synergistic Platforms - PRODUCTS

Infection Prevention & Control Focus

Healthcare & Life Sciences Orientation

Purification & Filtration	Disposable Products	Reprocessing Systems
Water Treatment	Dental & Specialty Packaging	Renal Dialysis & Endoscopy
Mar Cor Purification; Minntech	*Crosstex; Saf-T-Pak*	*Minntech; Medivators*

Chemistries (Disinfectants & Sterilants)

Consumables and Service

Leverage in Manufacturing, Regulatory and R&D

6

Cantel Medical Corp. Well-Balanced Portfolio of PRODUCTS Fiscal Year Ended July 31, 20091 1 “All Other” includes Therapeutic Filtration Products and Specialty Packaging Products. 2 Before allocation of corporate expenses of ~$8.6M. 4 Earnings Before Interest, Taxes, Depreciation, Amortization, and Stock Compensation Expense for Fiscal Year Ended July 31, 2009. Net Sales $260.1M Operating Income $36.0M2 EBITDAS = $42.1M3 Healthcare Disposables $64.09 25% Dialysis $56.41 22% Endoscope Reprocessing $52.33 20% Water Purification & Filtration $71.34 27% All Other $15.88 6% Healthcare Disposables $9.49 26% Dialysis $10.68 30% Endoscope Reprocessing $5.93 16% Water Purification & Filtration $6.37 18% All Other $3.57 10%

Cantel Medical Corp. Outstanding PERFORMANCE Over the Past Two Years 1 Earnings before Interest, Taxes, Depreciation, Amortization, and Stock Compensation Expense. 2 Last Twelve Months Cashflow from Operations less Capital Expenditures divided by average shares outstanding * Excluding $0.03 one-time charge from executive departure. LTM Free Cashflow = $1.61/share2 ~$15M ~$23M ~$38M US Dollars Millions, except per share amounts Quarterly Financial Performance Oct Jan Apr Jul Oct Ja p ul Oct Est. Q1'08 Q2'08 Q3'08 Q4'08 Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Net Sales $60.0 $60.9 $64.2 $64.3 $64.4 $62.4 $66.4 $66.8 Gross Margin 35.3% 35.3% 34.7% 35.2% 36.7% 37.8% 38.4% 40.0% EBITDAS1 $7.8 $8.2 $7.7 $8.0 $9.6 $9.9 $10.8 $11.7 Operating Profit $4.5 $4.7 $4.2 $4.5 $6.2 $6.6 $7.2 $7.5 Net Income $1.9 $2.2 $2.0 $2.6 $3.3 $3.8 $4.2 $4.3 Diluted EPS $0.12 $0.13 $0.15 * $0.16 $0.20 $0.23 $0.25 $0.26 Debt $70.6 $66.8 $63.8 $58.3 $57.3 $54.3 $49.3 $43.3 ~$38M Cash $17.6 $14.2 $19.3 $18.3 $15.7 $20.1 $22.3 $23.4 ~$23M Net Debt/(Cash) $52.9 $52.6 $44.5 $40.0 $41.6 $34.2 $27.0 $19.9 ~$15M Cashflow from Operations $1.0 $1.9 $8.8 $6.8 $5.4 $7.8 $8.1 $9.7

Cantel Medical Corp. Significant Upside Growth Opportunities - PROSPECTS R&D/Technology – High-Margin Liquid Chemical Germicides (LCG) BIOSAFE® antimicrobial coating technology – starting with face masks Major investment in new chemistry development capabilities in FY’10 to accelerate New Product Introduction (NPI) in FY’11 and beyond Adding new business leader VP and senior marketing executive Identified and pursuing new liquid chemical germicides Expanded uses of existing chemistry products across all business segments Novel developments in fogging, fish farms, well production, etc Environmentally “Green” product orientation R&D/Technology – Equipment and Disposables Next generation water treatment equipment and connectivity Numerous filter developments underway Higher technology endoscope reprocessing equipment with new “single-shot” chemistry just launched in U.S. – further developments underway Unique healthcare disposables such as the Sure-Check sterilization pouch

Cantel Medical Corp. Significant Upside Growth Opportunities - PROSPECTS New Markets – Alternative Channels Dedicated focus on corporate and government pandemic flu preparation One of only a few large U.S. manufacturers of FDA-cleared face masks Expanded hospital penetration with differentiated products and/or acquisition Specialized consumer markets – test marketing underway Expand franchise internationally and raise current 18% of sales Acquisitions – Utilize Strong Balance Sheet Proven ability to integrate, leverage and grow acquired businesses Thirteen acquisitions in past six years have reshaped Cantel Robust pipeline of opportunities Focus on healthcare disposables and water purification Pursue cross-divisional chemistry and specialty training opportunities Add to international or hospital channels

Cantel Medical Corp.

Experienced PEOPLE

Andrew A. Krakauer
President & CEO

Former President of Ohmeda Medical (Division of Instrumentarium/GE)
Over 20 years of healthcare experience
Joined Cantel in 2004 as COO

Roy Malkin
President & CEO, Minntech
Over 25 Years in Healthcare

Curtis Weitnauer
President & CEO, Mar Cor
Over 20 Years in Water Treatment

Gary Steinberg
CEO, Crosstex
Over 20 Years in Dental Products

Seth R. Segel
Executive Vice President

Multiple years in Investment Banking / Strategy Consulting / Operations with Jupiter Media Metrix

Joined Cantel in 2002

Eric W. Nodiff
SVP, General Counsel

Former Partner at Dornbush Schaeffer Strongin & Venaglia, LLP
Outside counsel to Cantel for 18 years

Joined in-house in 2005

Craig A. Sheldon
SVP, Chief Financial Officer & Treasurer

Formerly with Ernst & Young LLP
Certified Public Accountant

Joined Cantel in 1994

11

Cantel Medical Corp. Segmentation

Infection Prevention & Control Focus

Healthcare & Life Sciences Orientation

NYSE: CMN

	REPROCESSING		PURIFICATION & FILTRATION		DISPOSABLES	
	Renal / Dialysis	***Endoscope Reprocessing***	***Therapeutic Filtration***	***Water Purification***	***Dental***	***Specialty Packaging***
	Equipment, Sterilants, Consumables, Service	Equipment, Disinfectants, Consumables, Service	Hollow Fiber Filters	Equipment, Field Service, Consumables	Disposables	Packaging, Training
	Dialysis Chains	Hospitals	Hospitals, Biotech Firms	Dialysis Clinics, Industrial	Dental Offices	Diverse Customer Set
	Direct Sales	Direct Sales	Distributors / OEM	Direct Sales & Distributors	Distributors	Direct Sales
Acquired	2001 1	1996 4	2001 1	2003 6	2005 3	2004 1

12

Cantel Medical Corp. Historical Income Statement Highlights 1 Reflects continuing operations and excludes any historical impact of Carsen Endoscopy & Surgical business. 2 Earnings before Interest, Taxes, Depreciation, Amortization, and Stock Compensation Expense. 3 Equivalent to “Income from Continuing Operations”. 4 Compound Annual Growth Rate. Net Sales $123.0 $137.2 $192.2 $219.0 $249.4 $260.1 Gross Profit $44.9 $53.9 $69.2 $79.0 $87.6 $99.5 EBITDAS2 $14.0 $19.4 $26.5 $28.6 $31.8 $42.0 Operating Profit $9.8 $14.2 $15.3 $16.8 $18.0 $27.5 Net Income3 $4.9 $7.9 $6.7 $8.1 $8.7 $15.6 Diluted EPS $0.32 $0.49 $0.41 $0.50 $0.53 $0.94  CAGR% ‘04-’09 16% 17% 25% 23% 26% 24% US Dollars Millions, except per share amounts 2004 2005 2006 2007 2008 2009

Cantel Medical Corp. Historical Balance Sheet Highlights 1 Earnings before Interest, Taxes, Depreciation, Amortization, and Stock Compensation Expense $15.62 $15.23 $13.59 $12.48 $9.14 $8.42 16,644 16,371 16,116 15,399 15,005 14,612 1.0x 1.8x 2.0x 1.4x 0.8x 1.8x 0.23 0.35 0.37 0.27 0.15 0.29 $187.1 $168.7 $155.1 $140.8 $108.6 $86.5 2.3:1 2.2:1 2.1:1 2.1:1 2.2:1 2.7:1 $277.9 $279.2 $263.7 $238.2 $165.3 $146.7 Total Assets Current Ratio Equity Funded Debt to Equity Gross Debt / EBITDAS1 # of Shares Outstanding Net Sales per Share EBITDAS1 per Share 2004 2005 2006 2007 2008 2009

Cantel Medical Corp. Strategic Objectives Remain Focused within Infection Prevention & Control Build a profitable $500 Million Specialty Business Invest in higher technology, higher margin and higher growth organic programs with near-to-mid-term payoff Orientation around Liquid Chemical Germicides (LCG’s) Capital Equipment / Consumable combination solutions Focus on channel expansion including flu preparation, hospital and international markets Continue aggressive and proven acquisition program to leverage existing assets and channels to achieve strategic product and market goals Continue the program of Operational Excellence

Cantel Medical Corp. Summary Global, growing $33B market in infection prevention & control Fragmented nature creates opportunities for further expansion $260M NYSE Specialty Infection Prevention & Control Leader 75% recurring revenue Selected for inclusion in the S&P SmallCap 600 Index Fortune 200 Best Small Companies in America (2009) Recession-buffered core business Strong cash flow and balance sheet Poised for continued organic and acquired growth with The right PRODUCTS, The right PERFORMANCE, The right PROSPECTS, The right PEOPLE.

Cantel Medical Corp. (NYSE: CMN) Dedicated to Infection Prevention & Control CROSSTEX

Appendix Operating Segment Detail

Cantel Medical Corp.

Three Strategic Platforms

Infection Prevention & Control Focus

Healthcare & Life Sciences Orientation

Purification & Filtration

Water Treatment

Mar Cor Purification; Minntech

Disposable Products

Dental & Specialty Packaging

Crosstex; Saf-T-Pak

Reprocessing Systems

Renal Dialysis & Endoscopy

Minntech

19

Mar Cor Purification Process Water Value Comparison: Where We Participate Difficulty of water purification process Value Biologically Pure Water, Regulatory Impact Desalination Steam Generation Municipal drinking water Residential Medical Pharmaceutical Cosmetic/Topical Beverage Industrial Boiler Feed Commercial

Mar Cor Purification Suite of Offerings Equipment Services Consumables (filters & disinfectants) 60% 20% 20%

Mar Cor Purification (MCP) Commercial & Industrial Applications Filters & Sterilants (BSP Business) Medical / Dialysis Dialysis Water. #1 player. MCP installs a central system every business day 4-5% annual growth in patient population Mar Cor Purification Market Segments Small share, but pockets of strength Pharma, Research, Food & Beverage, Other High Purity $300M Market. Growing need for high purity water. BioScience Products: distribution channel for filter products, disinfection chemistries, and dry fog equipment. Growing need for environmentally safe disinfectants

Cantel Medical Corp.

Three Strategic Platforms

Infection Prevention & Control Focus
Healthcare & Life Sciences Orientation

Filtration & Purification

Water Treatment

Mar Cor Purification; Minntech

Disposable Products

Dental & Specialty Packaging

Crosstex; Saf-T-Pak

Reprocessing Systems

Renal Dialysis & Endoscopy

Minntech

23

Crosstex International Disposable Products – U.S. Dental Market Dental Consumables Market (Retail)1 Approximately 70% of North American Dental Expenditures U.S. $4.4 Billion, growing historically at 6-7%/year, now (2%)-0% Comparison: Physician Medical Supply Market = $19 Billion2 Global ~ $10.5 Billion Procedure Growth (hence consumables) has been Driven by Aesthetics and Specialty Procedures Examples include Braces, Whitening, Laminates, and Implants Growth in Core Preventative-Visit Dental Market 100 Million Americans Still Don't Visit a Dentist each Year ~125 Million Americans Still Have no Dental Insurance 1 NorthCoast Research, May 13, 2009 2 PSS World Medical 10-K. “...[PSS’] primary focus is the $19 billion market for the distribution of medical products, medical equipment and office administered pharmaceutical products to physician offices, long-term care and assisted living facilities, and home healthcare providers and equipment dealers.

Crosstex International U.S. Dental Market Structure DENTISTS (156,000 Dentists / 120,000 Practices) (160,000 Hygienists / 200,000 Dental Assistants): 95+% Female DISTRIBUTORS Henry Schein (~40% share / 1,000 field reps / 90,000 sku’s (all prod.)) Patterson (~30% share / 1,550 field reps / 90,000 sku’s / 8-10% priv.label) Others (250+ local and regional players = acquisition targets of Schein & Patterson) MANUFACTURERS Top 10 have < 50% market share1 Patient Treatment Materials (PTM)2 #1 is Dentsply (3x size of #2/3 manufacturer (3M ESPE/Sybron)) Other Consumables with PTMs is a $4.4B growing historically at 6%, now flat Capital Equipment & Software (Growing historically at 10-12%/year, now (3%)-(2%)) 1 NorthCoast Research, May 13, 2009 2 Items include endodontic materials, prophy pastes/sealants, artificial teeth, crown/bridge materials, restoratives, carbide burs, hand pieces, ultrasonic scalers, impression materials, etc

Crosstex International Disposable Products Portfolio 100% >65% Manufactured In-House 0% Towels Tray Covers Masks / Shields Sterilization Accessories Headrest Barrier Covers Cups Gloves Needles / Sharps Chemicals / Liquids Convenience Products Cotton Products Ejectors / Evacuators Prophy Angles X-ray Barriers

Cantel Medical Corp.

Three Strategic Platforms

Infection Prevention & Control Focus

Healthcare & Life Sciences Orientation

Filtration & Purification	Disposable Products	Reprocessing Systems
Water Treatment	Dental & Specialty Packaging	Renal Dialysis & Endoscopy
Mar Cor Purification; Minntech	*Crosstex; Saf-T-Pak*	*Minntech*

27

Medivators

Flexible Endoscopy – Market Description

- Colorectal Cancer – 2nd Leading Cause of Death from Cancer – Early Screening
- U.S. G.I. market ~ $150 Million
  - Worldwide G.I. Market ~ $300 Million
- 8% CAGR forecast for next 10 years[2]
  - Worldwide markets expanding at greater rate
- "Manual" Reprocessing - Risky and Expensive
  - Still ~ 10% of North American Market
  - Still ~ 50% of International Markets
- Medivators investment in direct sales/service force (50+ people) and reprocessor R&D



Endoscope controls
Endoscope tip

[1] Millennium Research Group, Toronto, Canada. Market defined as Automatic Endoscope Reprocessors + High-Level Disinfectants + Enzymatic Cleaners.
[2] MedTech Insight

28

Medivators Flexible Endoscope Reprocessing – Full Product Range EQUIPMENT Automatic Endoscope Reprocessors Leak Testers Scope Buddy CONSUMABLES/ ACCESSORIES Hook-up kits Scope cabinets Water Filtration Vapor management Carts SERVICE Field Service Install T&M Contracts Depot Service and Service Parts DISINFECTANTS Rapicide Adaspor Detergents Wipes Broadest Array of Products and Services Individual Physician through to Large Teaching Hospital

Minntech Renal Renal Dialysis - Market Description Kidney Failure (End Stage Renal Disease) ~ 400,000 Patients in U.S.1 ~ 1,060,000 Patients Globally2 ~13% of American adults (26 million) have chronic kidney disease3 Kidney disease/failure is > 25% of Medicare’s annual expenditures3 Treatment Protocol 3x Per Week at a Specialized Facility for 3.5-5.0 Hours/Rx Reprocessing Sterilized “Re-Use” Dialyzers are Less Expensive Than “Single Use” Patient Growth Continues Direct Linkage of ESRD to Rising Incidence of Obesity, Diabetes, and Hypertension 1 United States Renal Data System. 2 Artificial Organs 26(1):49-71, Blackwell Publishing, 2002 Int'l Society for Artificial Organs. 3 New York Times, 11/18/08, “Kidney Disease Takes a Growing Toll”

Minntech Renal Renal Dialysis - Products Renatron Automated Reprocessing System for Rinsing, Cleansing, Sterilizing and Testing Dialyzers for Multiple Use (Capital Equipment) Renalin Peracetic Acid-Based Sterilant Utilized with Renatron Equipment (Consumables) Dialysate Concentrates used During Hemodialysis Treatment to Clean the Blood (Consumables) Patient Treatment Products Cleaners, Disinfectants, Concentrates, Monitoring Supplies, etc. (Consumables)